SUPPLEMENT TO THE

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN MONEY MARKET FUNDS

(each, a "Money Market Fund")

I.   The prospectuses are revised as follows:

Effective May 28, 2010, in the sections entitled “Fund Summary -- Investment Strategy,” the second paragraph for Evergreen Institutional 100% Treasury Money Market Fund, Evergreen Institutional U.S. Government Money Market Fund, Evergreen Prime Cash Management Money Market Fund, Evergreen U.S. Government Money Market Fund, and the third paragraph for Evergreen Institutional Money Market Fund, Evergreen Institutional Treasury Money Market Fund, Evergreen Money Market Fund, Evergreen Treasury Money Market Fund,are replaced with the following:

The portfolio managers focus primarily on the interest rate environment in determining which securities to purchase for the portfolio. Generally, in a rising rate environment, the Fund invests in securities with shorter maturities. If interest rates are high, the Fund generally invests in securities with longer maturities; however, the Fund will not acquire any first-tier security with a remaining maturity of greater than 397 days, unless such security has a maturity shortening feature which reduces its final maturity to no greater than 397 days. The Fund will not acquire any second-tier security with a remaining maturity of greater than 45 days, unless such security has a maturity shortening feature which reduces its final maturity to no greater than 45 days.

Effective immediately, the following is added to the “Money Market Fund Risk” disclosure in the section entitled “Investments, Risks, and Performance – Principal Risk Summaries” in each Money Market Fund’s prospectus:

The SEC recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments will impose more stringent average maturity limits, higher credit quality standards and new liquidity requirements on money market funds. While these amendments are designed to further reduce the risks associated with investments in money market funds, they also may reduce a money market fund's yield potential.

Effective immediately, the following is added to the “Money Market Fund Risk” disclosure in the section entitled “Fund Risks – Principal Risks” in each Money Market Fund’s prospectus:

In addition, the SEC recently adopted amendments to its rules relating to money market funds. Among other changes, the amendments will impose more stringent average maturity limits, higher credit quality standards and new liquidity requirements on money market funds. While these amendments are designed to further reduce the risks associated with investments in money market funds, they also may reduce a money market fund's yield potential.

II.   The statements of additional information are revised as follows:

Effective May 28, 2010, the first sentence in the section entitled “Additional Information on Securities, Investment Practices, and Risks -- Illiquid and Restricted Securities” under the heading is replaced with the following:

A Fund may not invest more than 15% (5% for money market funds) of its net assets in securities that are illiquid.

April 1, 2010	586600 (4/10)